SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES

DWS Strategic High Yield Tax-Free Fund
The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund’s summary prospectuses.
A. Gene Caponi, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2009.
Ashton P. Goodfield, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Carol L. Flynn, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2014.
Chad Farrington, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Michael J. Generazo, Director. Portfolio Manager of the fund. Began managing the fund in 2018.
Please Retain This Supplement for Future Reference
December 10, 2018
PROSTKR-1108